UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

ACXIOM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-13163	71-0581897
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Information Way, P.O. Box 8180

Little Rock, Arkansas 72203-8180

(Address of principal executive offices, including zip code)

501-342-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On October 10, 2007, Acxiom Corporation issued a press release stating that it had received full payment of the $65 million settlement amount related to its recently terminated Merger Agreement with Axio Holdings LLC and Axio Acquisition Corp. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 10, 2007, issued by Acxiom Corporation.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACXIOM CORPORATION

Date: October 10, 2007	By:	/s/ Jerry C. Jones
Name: Jerry C. Jones Title: Business Development/Legal Leader

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 10, 2007, issued by Acxiom Corporation.